INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAX
Income Taxes
	2023	2022
Federal tax statutory rate	21%	21%
Temporary differences	1%	5%
Permanent differences	-4%	-6%
Valuation Allowance	-18%	-20%
	0%	0%

Deferred Income Tax Assets
	2023	2022
Deferred Tax Assets
Net operating loss carryforwards	$3,260,000	$1,589,000
Temporary differences	1,040,000	217,000
Permanent differences
Valuation allowance	(4,300,000)	(1,806,000)
Net deferred tax assets	$-	$-